Financial Investors Trust

Aristata Equity Fund

Aristata Quality Bond Fund

Aristata Colorado Quality Tax-Exempt Fund

SUPPLEMENT DATED JULY 16, 2003 TO THE

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED AUGUST 28, 2002

The following information supplements and should be read in conjunction with the information provided in the Funds’ Prospectus and Statement of Additional Information (“SAI”) dated August 28, 2002.

Prospectus

The following sentence should be inserted under the section entitled “Principal Investment Strategies” on page 3 of the Prospectus:

If the Board of Trustees determines to change the Fund’s policy of investing at least 80%

of the Fund’s assets in domestic common stocks, preferred stocks, and other securities that are convertible into common stock, it will provide the shareholders of the Fund at least 60 days prior written notice of the change.

Statement of Additional Information

The following sentence shall be inserted after the third sentence of the second paragraph under the section entitled “Determination of Net Asset Value” on page 22 of the SAI:

Securities listed on NASDAQ will be priced by using the NASDAQ Official Closing

Price.